                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that H. JESSE ARNELLE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ H. Jesse Arnelle
                                                  -----------------------------
                                                  H. JESSE ARNELLE

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that LYNNE V. CHENEY, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Lynne V. Cheney
                                                  -----------------------------
                                                  LYNNE V. CHENEY

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that PRESTON M. GEREN III, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Preston M. Geren III
                                                  -----------------------------
                                                  PRESTON M. GEREN III

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that LAWRENCE M. JONES, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Lawrence M. Jones
                                                  -----------------------------
                                                  LAWRENCE M. JONES

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that DREW LEWIS, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Drew Lewis
                                                  -----------------------------
                                                  DREW LEWIS

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Claudine B. Malone
                                                  -----------------------------
                                                  CLAUDINE B. MALONE

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that JOHN W. PODUSKA, SR., PH.D., a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                               /s/ John W. Poduska, Sr., Ph.D.
                                               -------------------------------
                                               JOHN W. PODUSKA, SR., PH.D.

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that SAMUEL K. SKINNER, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ Samuel K. Skinner
                                                  -----------------------------
                                                  SAMUEL K. SKINNER

                               POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that JAMES R. THOMPSON, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., MARK S. KNOUSE and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $900,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 1997.

                                                  /s/ James R. Thompson
                                                  -----------------------------
                                                  JAMES R. THOMPSON